Investor Presentation September 2017 Exhibit 99.1

2 Forward Looking Statements and Non-GAAP Information This presentation contains “forward-looking statements”. Other than statements of historical facts, all statements contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “should,” “could,” “project,” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not consider forward-looking statements as a guarantee of future performance or results. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors, assumptions, uncertainties, and risks that could cause such differences are discussed in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on September 1, 2017 and other filings with the SEC. The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update these forward-looking statements to reflect new information, or events or circumstances arising after such date. This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 29 through 35 of this presentation. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results.

3 Nationwide footprint  Operates in all 50 states, Washington, D.C. and in Canada  Over 40 operating subsidiaries and over 14,000 employees Strong revenue base and customer relationships  Contract revenues of $780.2 million in Q4-17 compared to $789.2 million in Q4-16, organic growth of 4.6%*  Non-GAAP Adjusted EBITDA of $118.0 million, or 15.1% of revenues in Q4-17, compared to $126.0 million, or 16.0% in Q4-16  Non-GAAP Adjusted Diluted EPS of $1.47 in Q4-17 compared to $1.64 per share in Q4-16 Solid financial profile  Liquidity of $439.9 million at July 29, 2017, consisting of availability under our Credit Facility and cash on hand Fiscal Year Change  In September 2017, changed fiscal year end from July to January  New fiscal year end better aligns the Company's fiscal year with the planning cycles of the Company's customers Dycom Overview See “Regulation G Disclosure” slides 29-35 for a reconciliation of GAAP to Non-GAAP financial measures. * Organic growth excludes contract revenues of acquired businesses not included for the entire period of Q4-17 and Q4-16, and adjusts for the additional week of operations as a result of our fiscal calendar year in Q4-16. Leading supplier of specialty contracting services to telecommunication providers

4 Telecommunications networks fundamental to economic progress Fiber is the foundation globally for wireline and wireless networks Consumer demand for bandwidth driving fiber deployments by telecom providers With a low percentage of total broadband connections provisioned by fiber in U.S., significant opportunities for sustained growth Telecommunication Industry Overview Source: Organisation for Economic Co-operation and Development (OECD), Broadband Portal (December 2016) 0% 10% 20% 30% 40% 50% 60% 70% 80% Pe rc en tag e o f fi b re c o n n ec tio n s in t o tal b ro ad b an d su b sc ri p tio n s, O EC D .Or g - D ec em b er 2 0 1 6

5 30 million 0 50 100 150 200 250 2016 Estimate of Homes Passed Homes Available U. S. H o m es w it h F ib er P as si n gs (a ) (I n M ill io n s) Massive investment cycle in early stages - total U.S. homes passed with fiber below 20% (a) Potential of 124.6 million U.S. households (Statista-2015) with estimate that each home will be passed by two separate telecom providers. Source: Fiber to the Home Council 188 million 75% of homes commercially viable for fiber passing 250 million passings (a)  Eventual fiber passings estimated to be approximately 188 million  30 million fiber passings completed through 2016 - over a decade in process “…that 70% on the -- what we call the Fioptics product, there's -- approximately 15% of that is still just fiber to the node using copper. So over time, you'll see us going overbuilt to the prem. If you look -- our metrics and we breakdown metrics very, very concisely by household and product type. And if you look at the product, the prem product, it is a great product. And so, overtime, you just slowly migrate things and continue to invest in beefing up the density of fiber in your market.” Leigh R. Fox, Cincinnati Bell Inc., CEO, President – August 2017 Telecommunication Industry Overview

6 Strong Secular Trend “IP traffic in North America will reach 85 EB per month by 2021, at a CAGR of 20 percent. Monthly Internet traffic in North America will generate 11 billion DVDs’ worth of traffic, or 44.7 EB per month.” “Business IP traffic will grow fastest in North America. Business IP traffic in North America will grow at a CAGR of 23 percent, a faster pace than the global average of 21 percent.“ Cisco VNI: Forecast and Methodology, 2016–2021 (June 2017) North America Internet Protocol Traffic vs. GDP Growth Sources: U.S. Telecom, The Broadband Association; Cisco Visual Networking Index; U.S. National Bureau of Economic Analysis Strong and stable growth in IP traffic even in times of GDP decline

7 Industry drivers Firm and strengthening end market opportunities  Telephone companies deploying FTTH to enable video offerings and 1 gigabit connections  Cable operators continuing to deploy fiber to small and medium businesses and enterprises with increasing urgency. Fiber deep deployments to expand capacity, new build opportunities and overall cable capital expenditures are increasing.  Fiber deployments in contemplation of newly emerging wireless technologies have begun in many regions of the country and more are expected  Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of our maintenance business. We are increasingly providing integrated planning, engineering and design, procurement and construction and maintenance services for our customers. Encouraged that industry participants are committed to multi-year capital spending initiatives; these initiatives are increasing in numbers across a number of customers

8 0 2 4 6 8 10 12 Q2-16 Q2-17 2018 Estimate 2019 Estimate A d d re ss ab le B ro ad b an d U n it s >1 0 0 M p b s (I n M ill io n s) Key Driver: FTTx Deployments “We also have been making great headway with our fiber build. We have the largest fiber footprint in the country, and we are ahead of the plan to reach our 12.5 million new fiber customer locations FCC commitment by mid-2019. In fact, by the time it's all said and done, we could be located around 14 million fiber-to-the-prem customer locations.” John J. Stephens, AT&T Inc., Senior EVP, CFO – July 2017  Telephone companies are deploying fiber to the home and fiber to the node technologies to enable video offerings and 1 gigabit connections  Data transmission speeds dramatically increasing  Key customer recently committed to passing millions of new locations with fiber Sources: AT&T Press Releases and transcripts. AT&T CenturyLink Sources: CenturyLink Press Releases, Presentations and transcripts. AT&T Homes Passed CenturyLink Addressable Broadband Units > 100 Mbps “We continue to see higher levels of penetration and growth. We have 40 megabits of higher speeds available. We ended the second quarter with nearly 9.4 million 40 megabits and higher addressable locations, with more than 3.8 million 100 megabits in higher addressable locations, representing an increase of 240,000 and 350,000 addressable locations, respectively, during the quarter.” Glen F. Post- CenturyLink, Inc. – CEO, President – August 2017 or more

# Key Driver: Fiber to Businesses

DYCOM

***Revenue earned by Comcast and Charter from Business Services totaled $10.9 Billion[1] of an Addressable Market of $70 billion***



($ In Billions)
$45
$40
$35
$30
$25
$20
$15
$10
$5
$-
$5.51
$40
$5.43
$30
comcast
Charter 2
COMMUNICATIONS
2016 Revenue from Business Services
Addressable Market

Sources: Comcast and Charter Press Releases and transcripts

"Well, business services, let's put in perspective, is about a $5.5 billion business. We think that within the small and medium space it is a $20 billion to $25 billion opportunity within our footprint. In the small business segment it is about 70% of our revenue, 60% of our growth. We think we have about a 40% market share there. So there is still a lot of room and opportunity in there. The medium-size business is about a $1 billion business for us right now. We think we have about a 20% market share. And it is growing at the fastest rate of any of our segments. The enterprise space we have just entered, we have about a 5% -- less than a 5% share there. It is going gangbusters. We think it is another $13 billion to $15 billion opportunity within -- revenue opportunity within our footprint."

***Neil Smit, Senior EVP & President, CEO, Comcast – March 2017***

[1] *Year ended December 31, 2016*
[2] *Calculated as the combination of the estimated addressable market given by Charter ($20Bn) and Time Warner Cable ($10Bn) in their respective earnings transcripts prior to their May 2016 merger.*

9

10 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 500,000 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 20 Es ti m at es 20 25 Es ti m at es U S C e ll C it ie s Key Driver: Wireless Network Upgrades “…this integration as you go forward of the wireline networks and the wireless networks, as you get deep fiber and you need deep fiber for densification in 4G and certainly as you think about getting into 5G, that fiber asset is important. And what we've looked at and said is, well, if you're going to have that fiber there, how do you make sure you do it as an asset that can serve multiple uses and not just single use cases, whether that be wireless backhaul or whether it be a consumer offering or whatever. And so it's really an extension of what we started in Boston last year. We said we were going to go in and you're going to build a fiber network that serves multiple needs, whether that's consumer needs, whether that's enterprise buildings, whether it's small business, whether it's wireless backhaul, smart city applications, whatever. And so as we look at the future, we believe there is a need for fiber -- significant fiber build.” Matthew D. Ellis- Verizon Communications Inc., CFO & EVP – September 2017  Wireless carriers are increasing 4G capacity and augmenting 4G with new 5G technologies creating growth opportunities in the near to intermediate term  Carriers enhancing coverage and capacity by increasing the number of small cells  Emerging wireless technologies require incremental wireline deployments  A complementary wireline investment cycle is fundamental to applications enabled by fully converged wireless/wireline networks Growth in Number of Cell Sites¹ 1 Source: Industry publications * Compound Annual Growth Rate (CAGR)

11 Intensely Focused on Telecommunications Market Contract revenues of $780.2 million for Q4-17 Services Crucial to Customers’ Success Electric and Gas Utilities and Other Underground Facility Locating Telecommunications Dycom is well-positioned to benefit from future growth opportunities  Outside Plant & Equipment Installation  Premise Equipment Installation  Wireless  Engineering  Underground Facility Locating 91.2% 6.1% 2.7%

12 Local Credibility, National Capability Dycom headquarters Primary locations Subsidiaries Dycom’s Nationwide Presence

13 Focused on High Value Profitable Growth  Anticipate emerging technology trends that drive capital spending  Deliberately target high quality, long-term industry leaders which generate the vast majority of the industry’s profitable opportunities  Selectively acquire businesses that complement our existing footprint and enhance our customer relationships  Leverage our scale and expertise to expand margins through best practices

14 Well Established Customers Top Customers Dycom has established relationships with:  Telephone companies  Wireless carriers  Cable television multiple system operators  Electric utilities and others Customer Revenue Breakdown Q4-17 Blue-chip, investment grade customers comprise a substantial portion of revenue AT&T 21.0% CenturyLink 20.1% Comcast 19.6% Verizon 10.0% Windstream 5.0% Charter Communications 3.9% Unnamed 2.1% Crown Castle 1.3% Frontier Communications 1.2% Level 3 Communications 1.1% All Other 14.7%

15 Durable Customer Relationships Revenues ($ in millions) Notes: For comparison purposes, revenues from Verizon Communications Inc. and XO Communications LLC’s fiber-optic network business have been combined for periods prior to their February 2017 merger. Revenues from Charter Communications, Inc., Time Warner Cable Inc., and Bright House Networks, LLC have also been combined for periods prior to their May 2016 merger. - $100 $200 $300 $400 $500 $600 $700 $800 $900 FY-08 FY-09 FY-10 FY-11 FY-12 FY-13 FY-14 FY-15 FY-16 FY-17 AT&T Comcast CenturyLink Verizon Windstream Charter Unnamed

16 Anchored by Long-Term Agreements  Dycom is party to hundreds of MSA’s and other arrangements with customers that extend for periods of one or more years  Generally multiple agreements maintained with each customer  Master Service Agreements (MSA’s)  Multi-year, multi-million dollar arrangements covering thousands of individual work orders  Generally exclusive requirement contracts  Agreements can at times be negotiated  Majority of contracts are based on units of delivery  Backlog at $6.016 billion as of Q4-17 compared to $5.470 billion as of Q3-17 Revenue by Contract Type for Fiscal Q4-17 Backlog ($ in millions) Our backlog estimates represent amounts under master service agreements and other contractual agreements for services projected to be performed over the terms of the contracts and are based on contract terms, our historical experience with customers and, more generally, our experience in similar procurements. Backlog is not a measure defined by United States generally accepted accounting principles; however, it is a common measurement used in our industry. Our methodology for determining backlog may not be comparable to the methodologies used by others. Master Service Agreements Long-term contracts Short-term contracts

17 Cash Flow from Operations $1,245 Other Cash Flow $650 Cap-Ex, net $823 Business Acquisitions $597 Share Repurchases $455 Sources of Cash Uses of Cash * Sources and Uses of Cash ($ in millions) 10 Years of Robust Cash Flow Generation Notes: Amounts represent cumulative cash flow for fiscal 2008 – fiscal 2017; See “Regulation G Disclosure” slides as set forth in the Appendix for a summary of amounts. Amounts may not add due to rounding. 1 Other cash flow includes borrowings, other financing and investing activities and beginning cash on hand.  Strong operating cash flow of $1.245 billion since fiscal 2008  Prudent approach to capital allocation:  $455 million invested in share repurchases  $597 million invested in business acquisitions  $823 million in cap-ex, net of disposals, or approximately 43% of allocation Fiscal 2008 – Fiscal 2017 Robust cash flow generation and prudent capital allocation provide strong foundation for returns $1,895 $1,895 *Includes net increase of cash during the period of $20 million *

18 Industry Themes  Industry increasing network bandwidth dramatically  Major industry participants deploying significant 1 gigabit wireline networks  Emerging wireless technologies require incremental wireline deployments o A complementary wireline investment cycle is fundamental to applications enabled by fully converged wireless/wireline networks  Industry developments are producing opportunities which in aggregate are without precedent. Converged wireless/wireline network deployments only further broaden our set of opportunities.  Delivering valuable service to customers  Currently providing services for 1 gigabit full deployments across the country in dozens of metropolitan areas to a number of customers  Have secured and are actively working on a number of converged wireless/wireline multi-use networks  Customers are revealing with more specificity multi-year initiatives that are being implemented and managed locally  Our ability to provide integrated planning, engineering and design, procurement and construction and maintenance services provides value to industry participants with projects outside their traditional geographic service territories  Dycom’s scale, market position and financial strength position it well as opportunities continue to expand

19 Financial Update

20  Strong operating results  Contract revenues of $780.2 million in Q4-17 compared to $789.2 million in Q4-16, organic growth of 4.6%*  Non-GAAP Adjusted EBITDA of $118.0 million, or 15.1% of revenues in Q4-17, compared to $126.0 million, or 16.0% in Q4-16  Non-GAAP Adjusted Diluted EPS of $1.47 in Q4-17 compared to $1.64 per share in Q4-16  Solid financial profile  Strong balance sheet and cash flows; Sound credit metrics and no near term debt maturities  Robust operating cash flows of $149.9 million during Q4-17 and $256.4 million for fiscal 2017  Capital structure designed to produce strong returns  Repurchased 713,006 common shares for $62.9 million at an average price of $88.23 per share during fiscal 2017 and 2,511,578 shares for $170 million at an average price of $67.69 during fiscal 2016  As of July 2017, $112.1 million authorized for share repurchases through August 2018  Fiscal Year Change  In September 2017, changed fiscal year end from July to January  New fiscal year better aligns the Company's fiscal year with the planning cycles of the Company's customers Financial Overview * Organic growth excludes contract revenues of acquired businesses not included for the entire period of Q4-17 and Q4-16, and adjusts for the additional week of operations as a result of our fiscal calendar year in Q4-16. See “Regulation G Disclosure” slides 29-35 for a reconciliation of GAAP to Non-GAAP financial measures.

21 21.9% 19.4% 28.7% 20.0% 18.0% 22.9% 14.9% 4.6% 0% 5% 10% 15% 20% 25% 30% Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Contract Revenue Trend Annual Organic Revenue Trend Quarterly Contract Revenues Quarterly Organic Revenue Trend Annual Growth in Contract Revenues Financial charts - $ in millions *Organic % growth adjusted for additional week in Q4-16 See “Regulation G Disclosure” slides 29-35 for a reconciliation of GAAP to Non-GAAP financial measures. $1,608.6 $1,811.6 $2,022.3 $2,672.5 $3,066.9 FY2013 FY2014 FY2015 FY2016 FY2017 $659 $559 $665 $789 $799 $701 $786 $780 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 4.9% 4.7% 9.6% 22.7% 14.1% FY2013 FY2014 FY2015 FY2016 FY2017 * *

22 $1.18 $1.16 $2.41 $4.48 $5.26 FY2013 FY2014 FY2015 FY2016 FY2017 Quarterly Non-GAAP Adjusted EBITDA Quarterly Non-GAAP Adjusted Diluted EPS Non-GAAP Adjusted Diluted EPS Non-GAAP Adjusted EBITDA Financial charts - $ in millions, except earnings per share amounts Earnings See “Regulation G Disclosure” slides 29-35 for a reconciliation of GAAP to Non-GAAP financial measures. $180 $188 $265 $390 $442 11.2% 10.4% 13.1% 14.6% 14.4% FY2013 FY2014 FY2015 FY2016 FY2017 Non-GAAP Adjusted EBITDA Non-GAAP Adjusted EBITDA as a % of Revenue $106 $66 $92 $126 $129 $86 $108 $118 16.0% 11.9% 13.8% 16.0% 16.2% 12.3% 13.8% 15.1% Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Non-GAAP Adjusted EBITDA Non-GAAP Adjusted EBITDA as a % of Revenue $1.24 $0.54 $1.08 $1.64 $1.67 $0.82 $1.30 $1.47 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17

23 Strong balance sheet and robust liquidity Liquidity and Cash Flow Financial tables - $ in millions  Balance sheet reflects the strength of our business  Liquidity of $439.9 million at the end of Q4-17 consisting of availability under our Credit Facility and cash on hand Cash Flow from Operating Activities  Operating cash flows support strong organic growth (a) Availability on Revolver presented net of $57.6 million and $48.7 million for outstanding L/C’s under the Senior Credit Facility at Q3-17 and Q4-17, respectively

24 Capital Allocated to Maximize Returns Strong balance sheet, solid cash flow and long-term confidence in industry outlook drives capital allocation strategy  Invest in organic growth  Organic revenue grew 4.6% in Q4-17 and 14.1% in fiscal 2017, reflecting growth from several key customers  Pursue complementary acquisitions  Fiscal 2013 - 2017 acquisitions further strengthened Dycom’s customer base, geographic scope, and technical service offerings  During fiscal 2016 and 2017, acquired businesses for $181.4 million further strengthening customer relationships and expanding geographic reach  Share repurchases  Repurchased approximately 23.7 million shares for approximately $642 million since fiscal 2006  $112.1 million authorization available for share repurchases through August 2018 Dycom is committed to maximizing long term returns through prudent capital allocation See “Regulation G Disclosure” slides 29-35 for a reconciliation of GAAP to Non-GAAP financial measures.

25 Questions and Answers

26 The following slides 27, 28 & 30 were used on August 30, 2017 in connection with the Company’s conference call to discuss fiscal 2017 fourth quarter results and are included for your convenience. Reference is made to slide 2 titled “Forward-Looking Statements and Non-GAAP Information” with respect to these slides. The information and statements contained in slides 27, 28 & 30 that are forward-looking are based on information that was available at the time the slides were initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on August 30, 2017 and September 1, 2017. Selected Information from Q4-17 Dycom Results Conference Call Materials

"Q1-2018 Outlook" - This slide was prepared and used on August 30, 2017 in connection with the Company's conference call to discuss fiscal 2017 fourth quarter results and is included for your convenience. Reference is made to slide 2 titled "Forward-Looking Statements and Non-GAAP Information" with respect to this slide. The information and statements contained in this slide that are forward-looking is based on information that was available at the time the slide was initially prepared and/or management's good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company's Form 8-Ks filed with the Securities and Exchange Commission on August 30, 2017 and September 1, 2017.

DYCOM

# Q1-2018 Outlook

*Financial table- $ in millions, except earnings per share amounts (% as a percent of contract revenues)*

| | Q1-2017 Included for comparison | *Q1-2018 Outlook and Commentary* | |
|---|---|---|---|
| Contract Revenues | $ 799.2 | **$715 - $745** | ➢ Near-term moderation by a large customer offset in part by solid demand from other customers<br>➢ 1 gigabit deployments, fiber deep cable capacity projects, and initial phases of fiber deployments for newly emerging wireless technologies<br>➢ Total Q1-18 revenue expected to include approximately $5 million from the business acquired in Q3-17. For organic growth calculations, there were no acquired revenues in Q1-17. |
| Gross Margin % | 23.1% | Gross Margin % decreases from Q1-17 | ➢ Gross margin % pressured from near-term revenue decline compared to Q1-17 and impacted by costs associated with the initiation of customer programs |
| G&A Expense % | 7.5% | G&A as a % of revenue increases from Q1-17 | ➢ G&A as a % of revenue increases compared to Q1-17 from higher share based compensation related to vesting schedule of awards and the impact on operating leverage at the lower expected level of revenue in Q1-18 |
| *Share-based compensation* | $ 5.7 | $ 7.4 | |
| Depreciation & Amortization | $ 34.5 | $42.0 - $42.8 | ➢ Higher depreciation resulting from fleet expansion that increases our capacity as well as the normal replacement cycle of fleet assets<br>➢ Includes amortization of approximately $6.3 million in Q1-18 compared to $6.2 million in Q1-17 |
| Non-GAAP Adjusted Interest Expense | $ 4.8 | Approximately $ 5.1 | ➢ Non-GAAP Adjusted Interest Expense excludes non-cash amortization of debt discount of $4.5 million in Q1-18 compared to $4.3 million in Q1-17 |
| Other Income, net | $ 0.9 | $ 3.1 - $ 3.7 | ➢ Other income, net primarily includes gain (loss) on sales of fixed assets |
| Non-GAAP Adjusted EBITDA % | 16.2% | Non-GAAP Adjusted EBITDA % decreases from Q1-17 | ***Non-GAAP Adjusted EBITDA dollar amount decreases compared to Q1-17 result*** |
| Non-GAAP Adjusted Diluted Earnings per Share | $ 1.67 | **$ 0.81 - $ 0.96** | ➢ Non-GAAP Adjusted Diluted EPS declines as a result of lower EBITDA, higher depreciation, stock-based compensation and interest, offset in part by higher other income<br>➢ Non-GAAP Adjusted Diluted EPS excludes non-cash amortization of debt discount on Convertible Senior Notes ("Notes"). See slide 30 for reconciliation of guidance for Non-GAAP Adjusted Diluted Earnings per Common Share. |
| Diluted Shares | 32.2 million | 31.9 million | |

*See "Regulation G Disclosure" slides 29-36 for a reconciliation of GAAP to Non-GAAP financial measures.*

27

"Looking Ahead to Q2-2018" - This slide was prepared and used on August 30, 2017 in connection with the Company's conference call to discuss fiscal 2017 fourth quarter results and is included for your convenience. Reference is made to slide 2 titled "Forward-Looking Statements and Non-GAAP Information" with respect to this slide. The information and statements contained in this slide that are forward-looking is based on information that was available at the time the slide was initially prepared and/or management's good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company's Form 8-Ks filed with the Securities and Exchange Commission on August 30, 2017 and September 1, 2017.

DYCOM

# Looking Ahead to Q2-2018

*Financial table- $ in millions, (% as a percent of contract revenues)*

| | Q2-2017 Included for comparison | *Q2-2018 Outlook and Commentary* | |
|---|---|---|---|
| Contract Revenues | $ 701.1 | Total revenue decline of low to mid single digits compared to Q2-17 revenues | ➤ Near-term moderation by a large customer offset in part by solid demand from other customers<br>➤ 1 gigabit deployments, fiber deep cable capacity projects, and initial phases of fiber deployments for newly emerging wireless technologies<br>➤ Total Q2-18 revenue expected to include approximately $5 million from the business acquired in Q3-17. For organic growth calculations, there were no acquired revenues in Q2-17. |
| Gross Margin % | 19.9% | Gross Margin % in line with Q2-17 | ➤ Margin outlook reflects expected mix of work activity and near term margin impacts as we initiate customer programs |
| G&A Expense % | 8.3% | G&A as a % of revenue increases from Q2-17 | ➤ G&A as a % of revenue increases compared to Q2-17 from higher share based compensation related to vesting schedule of awards and the impact on operating leverage at the lower expected level of revenue in Q2-18 |
| *Share-based compensation* | $ 5.3 | $ 6.2 | |
| Depreciation & Amortization | $ 35.7 | $41.8 - $42.6 | ➤ Higher depreciation resulting from fleet expansion that increases our capacity as well as the normal replacement cycle of fleet assets<br>➤ Includes amortization of approximately $5.8 million in Q2-18 compared to $6.1 million in Q2-17 |
| Non-GAAP Adjusted Interest Expense | $ 4.8 | Approximately $ 5.2 | ➤ Non-GAAP Adjusted Interest Expense excludes non-cash amortization of debt discount of $4.6 million in Q2-18 compared to $4.4 million in Q2-17 |
| Other Income, net | $ 1.0 | $ 0.4 - $ 1.0 | ➤ Other income, net primarily includes gain (loss) on sales of fixed assets |
| Non-GAAP Adjusted EBITDA % | 12.3% | Non-GAAP Adjusted EBITDA % decreases modestly from Q2-17 | ***Non-GAAP Adjusted EBITDA dollar amount decreases compared to Q2-17 result*** |
| Diluted Shares | 32.2 million | 32.1 million | |

*See "Regulation G Disclosure" slides 29-36 for a reconciliation of GAAP to Non-GAAP financial measures.*

28

29 Explanation of Non-GAAP Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures as follows: • Non-GAAP Organic Contract Revenues - contract revenues from businesses that are included for the entire period in both the current and prior year periods, adjusted independently each comparative period for the additional week in the fourth quarter of fiscal 2016 as a result of the Company’s 52/53 week fiscal year. Non‐GAAP Organic Revenue growth (decline) is calculated as the percentage change in Non‐GAAP Organic Revenues over those of the comparable prior year period. Management believes organic growth (decline) is a helpful measure for comparing the Company’s revenue performance with prior periods. • Non-GAAP Adjusted EBITDA - net income before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, loss on debt extinguishment, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company’s operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates. • Non-GAAP Adjusted Net Income - GAAP net income before loss on debt extinguishment, non-cash amortization of the debt discount, certain non-recurring items and any tax impact related to these items. • Non-GAAP Adjusted Diluted Earnings per Common Share - Non-GAAP Adjusted Net Income divided by weighted average diluted shares outstanding. Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share: • Non-cash amortization of the debt discount - The Company’s convertible senior notes were allocated between debt and equity components. The difference between the principal amount and the carrying amount of the liability component of the convertible senior notes represents a debt discount. The debt discount is being amortized over the term of the convertible senior notes but does not result in periodic cash interest payments. The Company has excluded the non-cash amortization of the debt discount from its Non-GAAP financial measures because it believes it is useful to analyze the component of interest expense for the convertible senior notes that will be paid in cash. The exclusion of the non-cash amortization from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results. • Loss on debt extinguishment – The Company incurred a pre-tax charge of approximately $16.3 million for early extinguishment of debt in connection with the redemption of its 7.125% senior subordinated notes during the first quarter of fiscal 2016. Management believes excluding the loss on debt extinguishment from the Company’s Non-GAAP financial measures assists investors’ overall understanding of the Company's current financial performance. The Company believes this type of charge is not indicative of its core operating results. The exclusion of the loss on debt extinguishment from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing the current and historical financial results. • Acquisition transaction related costs – The Company incurred costs of approximately $0.7 million in connection with an acquisition during the fourth quarter of fiscal 2016. The exclusion of the acquisition transaction related costs from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results. • Tax impact of adjusted results - The tax impact of the adjusted results was calculated utilizing a Non-GAAP effective tax rate which approximates the Company’s effective tax rate used for financial planning. The tax impact included in the Company’s guidance for the quarter ending October 28, 2017 was calculated using an effective tax rate used for financial planning and forecasting future results. Appendix: Regulation G Disclosure

30 Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Outlook – Non-GAAP Diluted Earnings per Common Share for the Three Months Ending October 28, 2017 Unaudited Appendix: Regulation G Disclosure This slide was prepared and used on August 30, 2017 in connection with the Company’s conference call to discuss fiscal 2017 fourth quarter results and is included for your convenience. Reference is made to slide 2 titled “Forward-Looking Statements and Non-GAAP Information” with respect to this slide. The information and statements contained in this slide that are forward-looking is based on information that was available at the time the slide was initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on August 30, 2017 and September 1, 2017. Use of Non-GAAP Financial Measures: The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 29. Notes: Amounts above may not add due to rounding. Outlook for the Three Months Ending October 28, 2017 Diluted earnings per common share – GAAP (a) $0.72 - $0.87 Adjustment for addback of after-tax non-cash amortization of debt discount on convertible senior notes (b) $ 0.09 Non-GAAP Adjusted Diluted Earnings per Common Share (a) $0.81 - $0.96 (a) Guidance for diluted earnings per common share and Non-GAAP Adjusted diluted earnings per common share for the three months ending October 28, 2017 were computed using approximately 31.9 million in diluted weighted average shares outstanding. (b) The Company expects to recognize approximately $4.5 million in pre-tax interest expense during the three months ending October 28, 2017 for non-cash amortization of the debt discount associated with its convertible senior notes. The Company excludes the effect of this non-cash amortization of the debt discount in its Non-GAAP financial measures.

31 Appendix: Regulation G Disclosure Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Organic Contract Revenue Unaudited ($ in millions) (a) Q4-16 contained 14 weeks as a result of our 52/53 week fiscal year as compared to 13 weeks in all other quarterly periods presented herein. The Q4-16 Non-GAAP adjustment is calculated independently for each comparative period as (i) contract revenues less, (ii) revenues from acquired businesses in each applicable period, (iii) divided by 14 weeks. Use of Non-GAAP Financial Measures: The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 29.

# Appendix: Regulation G Disclosure

DYCOM

***Contract Revenues and Organic Growth - Reconciliation of GAAP to Non-GAAP Measures ($ in millions)***

The table below reconciles GAAP revenue growth to Non-GAAP organic revenue growth

| | | NON-GAAP ADJUSTMENTS | | | | Revenue Growth (Decline)% | |
|---|---|---|---|---|---|---|---|
| | GAAP Contract Revenues | *Revenues from acquired businesses* | *Revenues from storm restoration services* | *Additional week as a result of our 52/53 week fiscal year (a)* | Non-GAAP - Organic Contract Revenues | GAAP % | Non-GAAP - Organic % |
| Fiscal 2017 | $ 3,066.9 | $ (214.9) | $ - | $ - | $ 2,852.0 | 14.8% | 14.1% |
| Fiscal 2016 | $ 2,672.5 | $ (119.8) | $ - | $ (53.5) | $ 2,499.2 | | |
| Fiscal 2016 | $ 2,672.5 | $ (159.0) | $ - | $ (52.9) | $ 2,460.7 | 32.2% | 22.7% |
| Fiscal 2015 | $ 2,022.3 | $ (17.7) | $ - | $ - | $ 2,004.7 | | |
| Fiscal 2015 | $ 2,022.3 | $ (40.4) | $ - | $ - | $ 1,982.0 | 11.6% | 9.6% |
| Fiscal 2014 | $ 1,811.6 | $ (2.8) | $ - | $ - | $ 1,808.8 | | |
| Fiscal 2014 | $ 1,811.6 | $ (499.3) | $ - | $ - | $ 1,312.3 | 12.6% | 4.7% |
| Fiscal 2013 | $ 1,608.6 | $ (337.9) | $ (16.7) | $ - | $ 1,254.0 | | |
| Fiscal 2013 | $ 1,608.6 | $ (337.9) | $ (16.7) | $ - | $ 1,254.0 | 33.9% | 4.9% |
| Fiscal 2012 | $ 1,201.1 | $ - | $ (6.0) | $ - | $ 1,195.1 | | |

(a) Non-GAAP adjustments in FY 2016 reflect adjustments in Q4-16 resulting from the Company's 52/53 week fiscal year. The Q4-16 Non-GAAP adjustment is calculated independently for each comparative period as (i) contract revenues less, (ii) revenues from acquired businesses in each applicable period, (iii) divided by 14 weeks.

*Notes: Amounts above may not add due to rounding.*

**Use of Non-GAAP Financial Measures:** The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 29.

32

# Appendix: Regulation G Disclosure

DYCOM

*Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures*
*Calculation of Cumulative Cash Flows Fiscal 2008 through Fiscal 2017*
*Unaudited*
*($ in millions)*

| | Net Cash Provided by Operating Activities | Capital Expenditures, Net of Proceeds from Asset Sales | Cash Paid for Acquisitions, net of cash acquired | Repurchases of Common Stock | Borrowings and Other Financing Activities [1] | Other Investing Activities [2] | Total Amount Provided by Other Financing and Investing Activities |
|---|---|---|---|---|---|---|---|
| FY-17 | $ 256.4 | $ (185.2) | $ (24.2) | $ (62.9) | $ 20.4 | $ 0.3 | $ 20.7 |
| FY-16 | 261.5 | (175.5) | (157.2) | (170.0) | 254.1 | (0.5) | 253.6 |
| FY-15 | 141.9 | (93.6) | (31.9) | (87.1) | 75.9 | (4.5) | 71.4 |
| FY-14 | 84.2 | (73.7) | (17.1) | (10.0) | 19.0 | (0.3) | 18.7 |
| FY-13 | 106.7 | (58.8) | (330.3) | (15.2) | 263.5 | 0.1 | 263.6 |
| FY-12 | 65.1 | (52.8) | - | (13.0) | 7.6 | 0.9 | 8.5 |
| FY-11 | 43.9 | (49.2) | (36.5) | (64.5) | 47.5 | 0.2 | 47.7 |
| FY-10 | 54.1 | (46.6) | - | (4.5) | (4.4) | - | (4.4) |
| FY-09 | 126.6 | (25.3) | - | (2.9) | (15.7) | (0.1) | (15.8) |
| FY-08 | 104.3 | (62.3) | 0.5 | (25.2) | (13.8) | (0.3) | (14.1) |
| Cumulative | $ 1,244.8 | $ (823.1) | $ (596.7) | $ (455.3) | $ 654.1 | $ (4.2) | $ 649.9 |

| | |
|---|---|
| Cash at July 29, 2017 | $ 38.6 |
| Cash at July 28, 2007 | 18.8 |
| Net Increase in Cash | $ 19.8 |

*Notes: Amounts may not add due to rounding.*
[1] *Other financing activities represents net cash provided by (used in) financing activities less repurchases of common stock.*
[2] *Other investing activities represents net cash provided by (used in) investing activities less capital expenditure, net of proceeds from asset sales and less cash paid for acquisitions, net of cash acquired.*

33

# Appendix: Regulation G Disclosure

DYCOM

***Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures***
***Non-GAAP Adjusted Net Income, Non-GAAP Adjusted Diluted EPS, and Non-GAAP Adjusted Interest Expense***
***Unaudited ($ in 000's, except per share amounts)***

**Reconciliation of Net Income to Non-GAAP Adjusted Net Income and Diluted EPS to Non-GAAP Adjusted Diluted EPS**

| | Fiscal 2013 | Fiscal 2014 | Q1-15 | Q2-15 | Q3-15 | Q4-15 | Fiscal 2015 | Q1-16 | Q2-16 | Q3-16 | Q4-16 | Fiscal 2016 | Q1-17 | Q2-17 | Q3-17 | Q4-17 | Fiscal 2017 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Net income | $ 35.2 | $ 40.0 | $ 20.8 | $ 9.4 | $ 20.3 | $ 33.8 | $ 84.3 | $ 30.8 | $ 15.5 | $ 33.1 | $ 49.4 | $ 128.7 | $ 51.1 | $ 23.7 | $ 38.8 | $ 43.7 | $ 157.2 |
| Loss on debt extinguishment | - | - | - | - | - | - | - | 16.3 | - | - | - | 16.3 | - | - | - | - | - |
| Amortization of debt discount | - | - | - | - | - | - | - | 1.8 | 4.1 | 4.2 | 4.6 | 14.7 | 4.3 | 4.4 | 4.4 | 4.5 | 17.6 |
| Charges for settlement of wage and hour litigation | 0.5 | 0.6 | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Acquisition related costs | 6.8 | - | - | - | - | - | - | - | - | - | 0.7 | 0.7 | - | - | - | - | - |
| Tax impact of adjustments | (3.0) | (0.2) | - | - | - | - | - | (6.8) | (1.6) | (1.6) | (2.0) | (12.0) | (1.6) | (1.6) | (1.6) | (1.7) | 6.6 |
| Total adjustments, net of tax | $ 4.6 | $ 0.4 | $ - | $ - | $ - | $ - | $ - | $ 11.2 | $ 2.5 | $ 2.6 | $ 3.3 | $ 19.6 | $ 2.7 | $ 2.7 | $ 2.8 | $ 2.8 | $ 24.2 |
| **Non-GAAP Adjusted Net income** | **$ 39.8** | **$ 40.3** | **$ 20.8** | **$ 9.4** | **$ 20.3** | **$ 33.8** | **$ 84.3** | **$ 42.0** | **$ 18.0** | **$ 35.7** | **$ 52.7** | **$ 148.4** | **$ 53.7** | **$ 26.4** | **$ 41.6** | **$ 46.5** | **$ 181.4** |
| ***Diluted Earnings Per Share*** | | | | | | | | | | | | | | | | | |
| Net income | $ 1.04 | $ 1.15 | $ 0.59 | $ 0.27 | $ 0.58 | $ 0.97 | $ 2.41 | $ 0.91 | $ 0.46 | $ 1.00 | $ 1.54 | $ 3.89 | $ 1.59 | $ 0.74 | $ 1.22 | $ 1.38 | $ 4.92 |
| Adjusting Items from above, after tax | 0.14 | 0.01 | - | - | - | - | - | 0.33 | 0.08 | 0.08 | 0.10 | 0.59 | 0.08 | 0.09 | 0.09 | 0.09 | 0.35 |
| **Non-GAAP Adjusted Diluted Earnings Per Common Share** | **$ 1.18** | **$ 1.16** | **$ 0.59** | **$ 0.27** | **$ 0.58** | **$ 0.97** | **$ 2.41** | **$ 1.24** | **$ 0.54** | **$ 1.08** | **$ 1.64** | **$ 4.48** | **$ 1.67** | **$ 0.82** | **$ 1.30** | **$ 1.47** | **$ 5.26** |
| Fully Diluted Shares (in thousands) | 33,782 | 34,816 | 35,118 | 35,127 | 35,029 | 34,831 | 35,027 | 33,887 | 33,520 | 33,051 | 32,074 | 33,116 | 32,200 | 32,162 | 31,910 | 31,664 | 31,985 |

**Reconciliation of Non-GAAP Adjusted Interest Expense**

| | Fiscal 2013 | Fiscal 2014 | Q1-15 | Q2-15 | Q3-15 | Q4-15 | Fiscal 2015 | Q1-16 | Q2-16 | Q3-16 | Q4-16 | Fiscal 2016 | Q1-17 | Q2-17 | Q3-17 | Q4-17 | Fiscal 2017 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Interest expense, net | $ 23.3 | $ 26.8 | $ 6.7 | $ 6.7 | $ 6.6 | $ 6.9 | $ 27.0 | $ 9.1 | $ 7.9 | $ 8.0 | $ 9.7 | $ 34.7 | $ 9.1 | $ 9.2 | $ 9.4 | $ 9.7 | $ 37.4 |
| Adjusting Items from above | - | - | - | - | - | - | - | (1.8) | (4.1) | (4.2) | (4.6) | (14.7) | (4.3) | (4.4) | (4.4) | (4.5) | (17.6) |
| **Non-GAAP Adjusted Interest Expense** | **$ 23.3** | **$ 26.8** | **$ 6.7** | **$ 6.7** | **$ 6.6** | **$ 6.9** | **$ 27.0** | **$ 7.4** | **$ 3.7** | **$ 3.8** | **$ 5.1** | **$ 20.0** | **$ 4.8** | **$ 4.8** | **$ 5.0** | **$ 5.2** | **$ 19.8** |

*Notes: Amounts above may not add due to rounding.*

Use of Non-GAAP Financial Measures: The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 29.

34

# Appendix: Regulation G Disclosure

DYCOM

*Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures*
*Non-GAAP Adjusted EBITDA*
*Unaudited ($ in 000's, except per share amounts)*

**Reconciliation of Net Income to Non-GAAP Adjusted EBITDA**

| | Fiscal 2013 | Fiscal 2014 | Q1-15 | Q2-15 | Q3-15 | Q4-15 | Fiscal 2015 | Q1-16 | Q2-16 | Q3-16 | Q4-16 | Fiscal 2016 | Q1-17 | Q2-17 | Q3-17 | Q4-17 | Fiscal 2017 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Net income | $ 35.2 | $ 40.0 | $ 20.8 | $ 9.4 | $ 20.3 | $ 33.8 | $ 84.3 | $ 30.8 | $ 15.5 | $ 33.1 | $ 49.4 | $ 128.7 | $ 51.1 | $ 23.7 | $ 38.8 | $ 43.7 | $ 157.2 |
| Provision (benefit) for income taxes | 23.0 | 26.3 | 13.5 | 6.1 | 12.0 | 19.6 | 51.3 | 18.6 | 10.0 | 19.4 | 29.6 | 77.6 | 30.3 | 14.0 | 22.7 | 26.1 | 93.2 |
| Interest expense, net | 23.3 | 26.8 | 6.7 | 6.7 | 6.6 | 6.9 | 27.0 | 9.1 | 7.9 | 8.0 | 9.7 | 34.7 | 9.1 | 9.2 | 9.4 | 9.7 | 37.4 |
| Depreciation | 64.8 | 74.5 | 18.8 | 19.1 | 19.8 | 21.5 | 79.3 | 22.7 | 25.2 | 27.0 | 30.6 | 105.5 | 28.4 | 29.6 | 31.2 | 34.0 | 123.1 |
| Amortization | 20.7 | 18.3 | 4.1 | 4.1 | 4.1 | 4.4 | 16.7 | 4.8 | 4.7 | 4.5 | 5.4 | 19.4 | 6.2 | 6.1 | 6.2 | 6.3 | 24.8 |
| EBITDA | 167.0 | 185.9 | 64.0 | 45.6 | 62.9 | 86.2 | 258.7 | 86.0 | 63.2 | 92.0 | 124.7 | 366.0 | 125.0 | 82.6 | 108.3 | 119.8 | 435.7 |
| Gain on sale of fixed assets | (4.7) | (10.7) | (1.5) | (1.7) | (3.1) | (0.9) | (7.1) | (1.1) | (1.0) | (4.1) | (3.6) | (9.8) | (1.4) | (1.7) | (5.0) | (6.6) | (14.9) |
| Stock-based compensation expense | 9.9 | 12.6 | 3.9 | 3.7 | 3.2 | 3.2 | 13.9 | 4.5 | 4.2 | 3.9 | 4.2 | 16.9 | 5.7 | 5.3 | 4.9 | 4.9 | 20.8 |
| Loss on debt extinguishment | - | - | - | - | - | - | - | 16.3 | - | - | - | 16.3 | - | - | - | - | - |
| Acquisition related costs | 6.8 | - | - | - | - | - | - | - | - | - | 0.7 | 0.7 | - | - | - | - | - |
| Charges for settlement of wage and hour litigation | 0.5 | 0.6 | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| **Non-GAAP Adjusted EBITDA** | **$ 179.8** | **$ 188.4** | **$ 66.4** | **$ 47.6** | **$ 63.0** | **$ 88.5** | **$ 265.5** | **$ 105.7** | **$ 66.4** | **$ 91.9** | **$ 126.0** | **$ 390.0** | **$ 129.2** | **$ 86.2** | **$ 108.2** | **$ 118.0** | **$ 441.6** |

**Reconciliation of Non-GAAP Adjusted EBITDA (from above) as a % of Revenue**

| | Fiscal 2013 | Fiscal 2014 | Q1-15 | Q2-15 | Q3-15 | Q4-15 | Fiscal 2015 | Q1-16 | Q2-16 | Q3-16 | Q4-16 | Fiscal 2016 | Q1-17 | Q2-17 | Q3-17 | Q4-17 | Fiscal 2017 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Total contract revenues | $ 1,608.6 | $ 1,811.6 | $ 510.4 | $ 441.1 | $ 492.4 | $ 578.5 | $ 2,022.3 | $ 659.3 | $ 559.5 | $ 664.6 | $ 789.2 | $ 2,672.5 | $ 799.2 | $ 701.1 | $ 786.3 | $ 780.2 | $ 3,066.9 |
| EBITDA as a percentage of contract revenues | 10.4% | 10.3% | 12.5% | 10.3% | 12.8% | 14.9% | 12.8% | 13.1% | 11.3% | 13.8% | 15.8% | 13.7% | 15.6% | 11.8% | 13.8% | 15.4% | 14.2% |
| **Non-GAAP Adjusted EBITDA as a % of contract** | **11.2%** | **10.4%** | **13.0%** | **10.8%** | **12.8%** | **15.3%** | **13.1%** | **16.0%** | **11.9%** | **13.8%** | **16.0%** | **14.6%** | **16.2%** | **12.3%** | **13.8%** | **15.1%** | **14.4%** |

*Notes: Amounts above may not add due to rounding.*

**Use of Non-GAAP Financial Measures:** The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 29.

35

Investor Presentation September 2017